                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints William F. Lasky and Thomas E. Komula, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead in any and all capacities, to sign in his name and on his behalf the registration statement of Alternative Living Services, Inc. on Form S-3, and any and all amendments (including post- effective amendments) to such registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.



          SIGNATURE                                              DATE
          ---------                                              ----
/s/ Richard W. Boehlke                                    October 10, 1997
-----------------------------------
Richard W. Boehlke

/s/ Gene E. Burleson                                      October 10, 1997
-----------------------------------
Gene E. Burleson

/s/ Robert Haveman                                        October 10, 1997
-----------------------------------
Robert Haveman

/s/ Ronald G. Kenny                                       October 8, 1997
-----------------------------------
Ronald G. Kenny


/s/ William F. Lasky                                      October 10, 1997
-----------------------------------
William F. Lasky

/s/ William G. Petty, Jr.                                 October 8, 1997
-----------------------------------
William G. Petty, Jr.

/s/ Jerry L. Tubergen                                     October 9, 1997
-----------------------------------
Jerry L. Tubergen
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